Filed Pursuant to Rule 497(a)

File No. 333-204933

Rule 482ad

PRICING TERM SHEET

July 11, 2017

$65,000,000

TriplePoint Venture Growth BDC Corp.

2,600,000

5.75% NOTES DUE 2022

The following sets forth the final terms of the 5.75% Notes due 2022 and should only be read together with the preliminary prospectus supplement dated July 11, 2017, together with the accompanying prospectus dated April 26, 2017, relating to these securities (the “Preliminary Prospectus”), and supersedes the information in the Preliminary Prospectus to the extent inconsistent with the information in the Preliminary Prospectus. In all other respects, this pricing term sheet is qualified in its entirety by reference to the Preliminary Prospectus. Terms used herein but not defined herein shall have the respective meanings as set forth in the Preliminary Prospectus. All references to dollar amounts are references to U.S. dollars.

Issuer	TriplePoint Venture Growth BDC Corp.

Securities Offered	2,600,000 5.75% Notes due 2022 (the “Notes”)

Principal Amount	$65,000,000

Over-allotment Option	$9,750,000 principal amount

Maturity	July 15, 2022, unless earlier redeemed

Coupon	5.75%

Interest Payment Dates	January 15, April 15, July 15 and October 15, commencing October 15, 2017

Record Dates	January 1, April 1, July 1 and October 1, commencing October 1, 2017 (whether or not a Business Day), immediately preceding the relevant Interest Payment Date

Trade Date	July 11, 2017

Settlement Date	July 14, 2017 (DTC)

Public Offering Price	$25.00 per Note

Underwriters’ Purchase Price from Issuer	$24.25 per Note

Net Proceeds to the Issuer (before expenses)	$63,050,000 (assuming no exercise of the underwriters’ option to purchase additional Notes)

Denominations	$25 and integral multiples of $25 in excess thereof

Optional Redemption	The Notes may be redeemed in whole or in part at any time or from time to time at the Issuer’s option on or after July 15, 2019 upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount of the Notes to be redeemed plus accrued and unpaid interest payments otherwise payable thereon for the then-current quarterly interest period accrued to the date fixed for redemption. See “Description of the Notes—Optional Redemption”

Ratings	The Notes will not be rated by any nationally recognized statistical rating organization.

Listing	The Issuer intends to list the Notes on the New York Stock Exchange under the symbol “TPVY.” If approved for listing, trading on the New York Stock Exchange is expected to commence within 30 days after the Notes are first issued.

CUSIP/ISIN	89677Y 308 / US89677Y3080

Use of Proceeds:	The Issuer intends to use the net proceeds from this offering to redeem all of its 6.75% fixed-rate notes due 2020 (the “2020 Notes”). As of July 10, 2017, the Issuer had outstanding 2020 Notes with an aggregate principal amount of approximately $54.6 million plus accrued interest. If there are any remaining net proceeds after redeeming the 2020 Notes, the Issuer will use such remaining net proceeds to repay borrowings under its Credit Facility. As of July 10, 2017, the Issuer had no borrowings outstanding under its Credit Facility. However, the Issuer intends to borrow approximately $20 million under its Credit Facility prior to the closing of this offering to make new investments in accordance with its investment objective and strategies, and for general working capital purposes.

Joint Book-Running Managers	Keefe, Bruyette & Woods, A Stifel Company Morgan Stanley & Co. LLC Deutsche Bank Securities Inc.

Co-Lead Managers	BB&T Capital Markets, a division of BB&T Securities, LLC Janney Montgomery Scott LLC Compass Point Research & Trading LLC

Certain Covenants	The indenture governing the Notes will include the covenants described under “Description of the Notes—Other Covenants” in the Preliminary Prospectus Supplement

This communication is intended for the sole use of the person to whom it is provided by us. This communication does not constitute an offer to sell the Notes and is not soliciting an offer to buy the Notes in any jurisdiction where the offer or sale is not permitted.

TriplePoint Venture Growth BDC Corp. (“TriplePoint”) has filed a registration statement (including a prospectus) and a preliminary prospectus supplement with the Securities and Exchange Commission (SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement, the preliminary prospectus supplement and other documents TriplePoint has filed with the SEC for more complete information about TriplePoint and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, TriplePoint, any underwriter or any dealer participating in the offering will arrange to send you the prospectus and the preliminary prospectus supplement if you request it from any of the following investment banks: Keefe, Bruyette & Woods, Inc., Attention: Debt Capital Markets, 787 Seventh Avenue, 4th Floor, New York, NY 10019, telephone (800) 966-1559; Morgan Stanley & Co. LLC, Attention: Prospectus Department, 180 Varick Street, 2nd Floor, New York, NY 10014, telephone (866) 718-1649; Deutsche Bank Securities Inc., Attention: Prospectus Group, 60 Wall Street, New York, NY 10005, telephone (800) 503-4611.